UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2008

Access Plans USA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Oklahoma	001-15667	731494382
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4929 West Royal Lane, Suite 200, Irving, Texas		75063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	866-578-1665

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2008, we completed the sale of our Access HealthSource, Inc.("AHS") subsidiary to HealthScope Benefits, Inc. ("HealthScope"). HealthScope purchased all of the outstanding stock of AHS and its subsidiaries. Other than in respect of the Stock Purchase Agreement between us and HealthScope, there is no relationship between us or our affiliates and HealthScope or its affiliates.

The Stock Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the commission on December 30, 2008.

Under the Stock Purchase Agreement:
• Our subsidiary, Precis-Access Acquisition, Inc. sold all of its shares of Access HealthSource, Inc. to HealthScope.
• HealthScope paid us nominal consideration of $1.
• We paid HealthScope $100,000 to fund certain on-going operating costs.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access Plans USA, Inc.

January 5, 2009	By:	/s/ Ian R. Stuart

Name: Ian R. Stuart
Title: Interim President and C.E.O.